UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2015
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The Providence Service Corporation

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-34221 (Commission File Number)	86-0845127 (IRS Employer Identification No.)

64 East Broadway Blvd., Tucson, Arizona (Address of principal executive offices)		85701 (Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600 Not Applicable (Former name or former address, if changed since last report) ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 30, 2015, the Board of Directors of The Providence Service Corporation (the “Company”) determined that the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at Paul Hastings LLP, 75 East 55th Street, New York, NY 10022, at 9:00 a.m. (local time) on September 16, 2015.

Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended and the Company’s amended and restated bylaws, in order for a stockholder to bring a proposal before, or make a nomination at, the Annual Meeting, such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, the Company’s Corporate Secretary at the principal executive officers of the Company, located at 64 East Broadway Blvd., Tucson, AZ 85701, no later than the close of business on July 17, 2015. Stockholders are also advised to review the Company’s amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION
Date: July 7, 2015
	By:	/s/ James Lindstrom
	Name:	James Lindstrom
	Title:	Chief Financial Officer